UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 21, 2004

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                     0-16132                  22-2711928
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     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)

       7 Powder Horn Drive, Warren, New Jersey                    07059
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (732) 271-1001


       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On October 21, 2004, Celgene Corporation announced its earnings for the quarter ended September 30, 2004. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

       The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    Exhibit 99.1 - Press Release dated October 21, 2004.

              Exhibit 99.2 - Transcript of earnings conference call to be held on October 21, 2004 at 9:00 a.m. EDT


              These exhibits are furnished pursuant to Item 2.02 and shall not be deemed to be "filed."



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CELGENE CORPORATION



Date:  October 21, 2004                    By:   /s/ Robert J. Hugin
                                           -------------------------------------
                                                Name:  Robert J. Hugin
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Press release dated October 21, 2004 announcing results for the third quarter ended September 30, 2004

99.2 Transcript of earnings conference call to be held on October 21, 2004 at 9:00 a.m. EDT